SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                     FORM 8-K

                                  CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)  October 30, 2001

                                WINCROFT, INC.
(Exact Name of Registrant as Specified in its Charter)


     Colorado                0-12122             84-0601802
   (State of               (Commission         (IRS Employer
   Incorporation)           File Number)        Identification No.)


             6959 Arapaho, Suite 122, Dallas, Texas  75248
          (Address of Principal Executive Offices)




Registrant's telephone number, including area code:   (972) 386-8907

Item 5.  Other Events

	On October 18, 2001, Registrant accepted for retirement for nil consideration 7,000 preferred shares in Registrant. Registrant now has no issued and outstanding preferred shares.


                            SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

					WINCROFT, INC.


					By:  /s/ Daniel Wettreich
	  					Daniel Wettreich
						President

Dated:  October 30, 2001